State Street Institutional Funds

State Street Institutional Small-Cap Equity Fund

(the “Fund”)

Investment Class (SIVIX) Service Class (SSQSX)

SUPPLEMENT DATED APRIL 6, 2021 TO THE PROSPECTUSES, SUMMARY PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) EACH DATED

JANUARY 31, 2021 AS MAY BE SUPPLEMENTED FROM TIME TO TIME

Effective immediately, the Prospectuses and Summary Prospectus are revised as follows:

1)

The section entitled “Investment Adviser and Sub-Advisers” in the Summary Prospectus and the section entitled “State Street Institutional Small-Cap Fund – Investment Adviser and Sub-Advisers” in the Prospectuses is deleted in its entirety and replaced with the following:

Investment Adviser and Sub-Advisers

SSGA FM serves as the investment adviser to the Fund. Champlain Investment Partners, LLC (“Champlain”), GlobeFlex Capital, L.P. (“GlobeFlex”), Kennedy Capital Management, Inc. (“Kennedy”), Palisade Capital Management, L.L.C. (“Palisade”), and SouthernSun Asset Management, LLC (“SouthernSun”) serve as investment sub-advisers to the Fund, subject to the oversight of SSGA FM.

The professionals primarily responsible for the day-to-day management of the Fund are Carrie Peluso, Shawn McKay, Scott Brayman, Robert Anslow, Frank Latuda, Jr., Marc Shapiro, and Michael Cook. Ms. Peluso has served as a portfolio manager of the Fund since April 2021, Mr. McKay has served as a portfolio manager of the Fund since 2019, Mr. Brayman has served as a portfolio manager of the Fund since 2008, Mr. Anslow has served as a portfolio manager of the Fund since 2008, Mr. Latuda has served as a portfolio manager of the Fund since 2010, Mr. Shapiro has served as a portfolio manager of the Fund since 2012, and Mr. Cook has served as a portfolio manager of the Fund since 2008.

Carrie Peluso, CFA, is a Managing Director of the Adviser and the Head of Manager Research for the Global Fiduciary Solutions (GFS) group. She joined the Adviser in 2018.

Shawn McKay, CFA, is a Vice President of the Adviser and a member of the portfolio construction team within the Global Fiduciary Solutions group. He joined the Adviser in 2007.

Scott Brayman, CFA, is a Managing Partner and Chief Investment Officer of Small and Mid-Cap Strategies at Champlain. He joined Champlain in 2004.

Robert Anslow is the Chief Investment Officer at GlobeFlex. He co-founded GlobeFlex in 1994.

Frank Latuda Jr., CFA, is a Director and Chief Investment Officer at Kennedy. He joined Kennedy in 1997.

Marc Shapiro is a Managing Director and Senior Portfolio Manager at Palisade. He joined Palisade in March 2004.

Michael Cook is the Chief Executive Officer and Chief Investment Officer at SouthernSun. He founded SouthernSun in 1989.

2)

All references to Dennis Santos in the sub-section entitled “Portfolio Management” within the section entitled “MANAGEMENT AND ORGANIZATION” of the Prospectuses are deleted and replaced with references to Carrie Peluso as a portfolio manager of the Fund. Additionally, the biographical information for Dennis Santos in this section is deleted and replaced with the following:

Carrie Peluso is a Managing Director of SSGA and the Adviser and the Head of Manager Research for the Global Fiduciary Solutions (GFS) group. Her team is team is responsible for manager research and investment due diligence for all public investment strategies utilized by GFS and the Investment Solutions Group. Before taking over this role, Ms. Peluso was the Head of Client Engagement for GFS, leading all client engagement activities and working as an extension of staff with our clients. Prior to joining SSGA in 2018, Ms. Peluso spent twenty years at IBM’s Pension Division with responsibility for investment manager research and liability management working with both IBM’s US and non-US plans globally. Before IBM, she held the position of Fixed Income Portfolio Manager at Columbus Circle Investors. Ms. Peluso has a Bachelor of Arts in Psychology with a concentration in Mathematics from SUNY-Albany and earned the Chartered Financial Analyst (CFA) designation.

Effective immediately, the SAI is revised as follows:

•

In the table which lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for each Fund and assets under management in those accounts in the section entitled “PORTFOLIO MANAGERS”, the information regarding Dennis Santos is deleted in its entirety, and replaced with the number and types of accounts managed by Carrie Peluso and the assets under management in those accounts:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)	Other Pooled Investment Vehicle Accounts	Assets Managed (billions)	Other Accounts		Assets Managed (billions)		Total Assets Managed (billions)
Carrie Peluso†	33	$15.17	179	$164.87	297	††	$135.39	††	$315.43

†

Information for Ms. Peluso is provided as of December 31, 2020. Ms. Peluso is responsible for allocating the Fund’s assets to separate teams of portfolio managers and analysts for day-to-day management.

††	Includes 4 accounts (totaling $220.23 million in assets under management) with performance-based fees.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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